UNITED STATES TRUST COMPANY
                          BOSTON Investment Management


July, 1997

Dear Shareholder,

                            COMPARATIVE PERFORMANCE*


                                                                      Annualized
                                                                        Since
                                Quarter       First        Year        Inception
                                Ending        Half         Ended      12/1/95 to
                                6/30/97       1997        6/30/97       6/30/97
                                -------       ----        -------       -------
Boston Managed Growth Fund       12.0%       13.8%        25.4%         19.1%

Standard & Poor's 500            17.5%       20.6%        34.7%         29.5%

Lehman G/C Bond Index             3.6%        2.7%         7.8%          4.7%

90 Day U.S. Treasury Bill         1.2%        2.5%         5.1%          5.2%


         *After all expenses at an annual rate of 1%, the Advisor's expense limitation. Results shown are past performance, which is not an indication of future returns. Shares of the Fund are not deposits or obligations of United States Trust Company of Boston or any Bank and are not insured by the FDIC, Federal Reserve Board or any agency. The value of the Fund shares and returns will fluctuate and investors may have a gain or loss when they redeem shares. Distributed by First Fund Distributors, Inc.

MARKET & PERFORMANCE SUMMARY - Fiscal Year Ended June 30, 1997
--------------------------------------------------------------

         Amid a virtually ideal economic, business and political environment for financial assets, all of the primary stock market indexes set new price records
- by a wide margin - during the past year. Boston Managed Growth Fund participated fully in the extraordinary stock market trend. Net asset value increased to $94.81 on June 30, 1997, from $84.66 at the end of March, 1997, or 12.0% during the past quarter. Results were aided by a combination of an above-average allocation to equities as well as the strong performance of the particular stocks held in the Fund. Bond investments provided a positive yet significantly lower return than stocks, an issue I address later in this report. For the year ended June 30, 1997, the Fund increased by an outstanding 25.4%.

                           Boston Managed Growth Fund

         How much higher can stock prices go? Can the economic and political environment remain this good? Is a major price correction or another crash in store for us in the second half of 1997, as it was in 1987? These questions seem more critical, with stock prices up close to 20% during the first half of 1997, than they were when I first posed them in my year-end 1996 report. At that time, we concluded that stocks generally had not yet reached overvalued levels, provided the favorable economic environment did not deteriorate. Our overall views have not changed. We continue to hold a high (for a balanced fund) allocation in common stocks of approximately 70% of total assets, with the balance primarily invested in higher quality bonds having an average maturity of about five years and providing a yield of roughly 6.5%.

ECONOMIC SUMMARY & OUTLOOK
--------------------------

         As was the case in the summer of 1996, the prevailing concern in the financial markets was that the economy was growing too rapidly. The Federal Reserve had just increased interest rates, and both stock and bond prices had declined sharply in anticipation of further monetary restraint during the balance of 1997. We shared the view that a continuation of rapid GDP growth increased the potential for higher inflation and interest rates over the longer term. Nevertheless, we retained an above-average portion of the Fund in equities based on our view that the most likely economic outcome was a resumption of moderate growth with low inflation, strong corporate profits and stable interest rates.

         The potential for economic growth above the Federal Reserve's desired 2% - 3% trend still exists, but recent evidence - employment, retail sales, housing and capital spending - suggests that real GDP growth will be much closer to the 2% - 3% range for the balance of 1997 than the over 5% growth rate of the first quarter. A more moderate rate of economic growth reduces the likelihood of further interest rate increases by the Federal Reserve, yet leaves sufficient flexibility for corporations to sustain sales and, particularly, profit gains. In short, the economic environment is likely to remain favorable for financial assets over the next six to twelve months.

INVESTMENT STRATEGY
-------------------

         Stock prices and corporate profits have each approximately doubled over the past five years, with most of the price increase occurring since the beginning of 1995. The economic environment throughout this period, while never assured, has been less questionable in the establishment of investment policy than have the potential future earnings valuations investors accord to common stocks. New price peaks for stocks, in particular the quick movements we have witnessed to such unprecedented levels, have confounded complex, computer-driven quantitative models and simple, back-of-the-envelope computations alike.

         Our bullish investment posture in the Fund since its inception in December, 1995, is best explained by the motivational phrase James Carville penned during Bill Clinton's 1992 Presidential campaign - `it's the economy stupid'. Damaging, long lasting bear markets have rarely occurred over the past fifty years during periods of economic growth with low inflation. The mid-1990's have not been an exception, and an end to this favorable cycle does not appear imminent. That said, gains at anything close to the second quarter rate are clearly not

                           Boston Managed Growth Fund

sustainable, and periodically we will experience the type of short, violent price drops we last had at the end of the first quarter of 1997. As I have noted in prior reports, these types of declines are difficult to sidestep without jeopardizing the potential to earn the superior long-term gains offered by successful stock investments. We expect to retain the Fund's high equity allocation until we foresee a systemic deterioration in the trend of low inflation, corporate profits or interest rates. In light of the further growth we anticipate in corporate profits over the next year, our analyses still produce attractive stock market returns relative to fixed income investments. The Fund's current investment position and individual holdings are outlined fully in the report.

WHY DO YOU OWN BONDS?
---------------------

         Over the past year many Fund participants have posed the question above. And no wonder. After posting a total return roughly comparable to bonds from 1990 through 1994, the S&P 500 stock index has generated a cumulative total return 77 percentage points higher than bonds (+103% compared to +26%) from January 1, 1995 through June 30, 1997. That amounts to a lot of money by any standard! In determining asset allocation, we have clearly favored stocks since the Fund's inception in December, 1995. Stocks have consistently comprised close to 65% - 70% of total assets since that time. That is an above-average exposure relative to other balanced funds, but with perfect hindsight even more of an equity tilt would have been preferable. There are two primary reasons we did not place an even higher amount in equities. First, regretfully, we were not blessed with perfect foresight. More seriously, Boston Managed Growth Fund was designed to hold all of the assets of a corporate or individual retirement plan, or all of the long-term financial assets of an individual. Many Fund participants have indeed entrusted us with their entire portfolios. The fiduciary responsibility of managing all of a client's investment assets, combined with a lack of perfect foresight, has led us to broadly diversify investments in the Fund among stocks, bonds, and money market instruments, and many individual issues within each of these asset segments. Even though diversification will continue to moderate performance, we believe it is the most prudent practice.

         On behalf of all of us at United States Trust, I thank you for your continued confidence in our services. Please feel free to contact either me or my colleagues at (617) 726-7252 should you have any questions about our investment views or your account.

Sincerely,

/s/ Domenic Colasacco
Domenic Colasacco
Portfolio Manager & President,
United States Trust Company of Boston

                           Boston Managed Growth Fund
                        Value of $10,000 vs. S&P 500 and
                         S&P 500 + Lehman G/C + US Treas


                                 12/1/95     12/31/95    3/31/96   6/30/96   9/30/96   12/31/96  3/31/97   6/30/97
Boston Managed Growth Fund        10,000      10,127      10,265    10,514    10,875    11,585    11,773    13,184
S&P 500 + Lehman G/C + US Treas   10,000      10,165      10,712    11,185    11,536    12,501    12,835    15,069
S&P 500 Index                     10,000      10,165      10,332    10,592    10,852    11,462    11,577    12,787

                      Annual Average Total Return Periods
                              Ended June 30, 1997


                   1 Year ............................. 25.40%
                   Cumulative Since Inception
                       (12/1/95) ...................... 31.84%
                   Annualized Total Return ............ 19.11%


Past performance is not predictive of future performance.

                           Boston Managed Growth Fund

SCHEDULE OF INVESTMENTS at June 30, 1997
------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 69.1%                                                             Market Value
------------------------------------------------------------------------------------------------------------------
                     Communication Services: 2.7%
      17,500         Ameritech Corp..........................................................          $ 1,188,906
      22,000         BellSouth Corp..........................................................            1,020,250
                                                                                                         ---------
                                                                                                         2,209,156
                                                                                                         ---------
                     Consumer Cyclicals: 5.5%
      20,200         Costco Companies, Inc.*.................................................              664,075
       5,000         Ford Motor Company......................................................              188,750
      24,000         Gannett Company, Inc....................................................            2,370,000
      30,000         Leggett & Platt, Inc....................................................            1,290,000
                                                                                                         ---------
                                                                                                         4,512,825
                                                                                                         ---------
                     Consumer Products: 9.1%
       4,000         Albertson's, Inc........................................................              146,000
      40,000         American Greetings Corp., Class A.......................................            1,485,000
      20,000         Anheuser-Busch Companies, Inc...........................................              838,750
       5,000         Gillette Company........................................................              473,750
       7,500         Kimberly-Clark Corp.....................................................              373,125
      15,000         Procter & Gamble Company................................................            2,118,750
      25,000         Sysco Corp..............................................................              912,500
       6,000         Walt Disney Company.....................................................              481,500
      10,000         William Wrigley, Jr., Company...........................................              670,000
                                                                                                         ---------
                                                                                                         7,499,375
                                                                                                         ---------
                     Energy and Resources: 4.7%
      10,500         Amoco Corp..............................................................              912,844
      10,800         Atlantic Richfield Company..............................................              761,400
      35,000         Exxon Corp..............................................................            2,152,500
                                                                                                         ---------
                                                                                                         3,826,744
                                                                                                         ---------
                     Finance: 14.4%
      40,000         Bank of Boston Corp.....................................................            2,882,500
       5,000         Chubb Corp..............................................................              334,375
      20,000         Cincinnati Financial Corp...............................................            1,580,000
      24,000         Federal National Mortgage Association...................................            1,047,000
      12,000         First Virginia Banks, Inc...............................................              723,750
      20,000         NationsBank Corp........................................................            1,290,000
      35,000         T. Rowe Price Associates, Inc...........................................            1,806,875

See accompanying Notes to Financial Statements.
5
                           Boston Managed Growth Fund

SCHEDULE OF INVESTMENTS at June 30, 1997, Continued
------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------
                     Finance, continued
      40,000         United Asset Management Corp............................................          $ 1,132,500
      17,000         Wachovia Corp...........................................................              991,313
                                                                                                       -----------
                                                                                                        11,788,313
                                                                                                       -----------
                     Healthcare: 12.5%
       5,000         American Home Products Corp.............................................              382,500
      35,000         Becton Dickinson & Company..............................................            1,771,875
      30,000         Johnson & Johnson.......................................................            1,931,250
      15,000         Medtronic, Inc..........................................................            1,215,000
      10,000         Merck & Company, Inc....................................................            1,035,000
      15,000         Pfizer, Inc.............................................................            1,792,500
      45,000         Schering-Plough Corp....................................................            2,154,375
                                                                                                       -----------
                                                                                                        10,282,500
                                                                                                       -----------
                     Industrial Materials: 3.2%
       5,100         PPG Industries, Inc.....................................................              296,437
      25,000         Sealed Air Corp.*.......................................................            1,187,500
      32,500         Sigma-Aldrich Corp......................................................            1,139,531
                                                                                                       -----------
                                                                                                         2,623,468
                                                                                                       -----------
                     Producer Products: 9.1%
      22,500         Donaldson Company, Inc..................................................              855,000
      40,000         Emerson Electric Company................................................            2,202,500
      12,000         Honeywell, Inc..........................................................              910,500
       5,000         Hubbell, Inc., Class B..................................................              220,000
      36,000         Illinois Tool Works, Inc................................................            1,797,750
      12,000         Johnson Controls, Inc...................................................              492,750
      10,000         Millipore Corp..........................................................              440,000
       5,500         Minnesota Mining & Manufacturing Company................................              561,000
                                                                                                       -----------
                                                                                                         7,479,500
                                                                                                       -----------
                     Technology: 7.9%
      15,000         Automatic Data Processing, Inc..........................................              705,000
      20,000         Hewlett-Packard Company.................................................            1,120,000
       7,000         Intel Corp..............................................................              992,688
      22,000         Lucent Technologies, Inc................................................            1,585,375

See accompanying Notes to Financial Statements.

                           Boston Managed Growth Fund

SCHEDULE OF INVESTMENTS at June 30, 1997, Continued
------------------------------------------------------------------------------------------------------------------
      Shares                                                                                          Market Value
------------------------------------------------------------------------------------------------------------------
                     Technology, continued
      10,000         Microsoft Corp.*........................................................          $ 1,263,750
      10,000         Xerox Corp..............................................................              788,750
                                                                                                       -----------
                                                                                                         6,455,563
                                                                                                       -----------

                     Total Common Stocks (cost $40,798,531)..................................           56,677,444
                                                                                                       -----------

Principal Amount     CORPORATE BONDS: 10.1%
------------------------------------------------------------------------------------------------------------------
   $ 925,000         American Home Products, 7.90%, 2/15/2005................................              982,133
     300,000         Atlantic Richfield Company, 8.50%, 4/1/2012.............................              345,698
     300,000         Chubb Capital Corp., 6.00%, 2/1/1998....................................              300,150
     300,000         Deere & Company, 8.79%, 8/6/1998........................................              308,496
     500,000         Eaton Corp., 8.90%, 8/15/2006...........................................              566,006
     400,000         Equitable Resources, 8.55%, 9/1/2003....................................              432,155
     200,000         Ford Motor Credit Corp., 9.25%, 6/15/1998...............................              205,866
     425,000         Ford Motor Credit Corp., 7.75%, 11/15/2002..............................              442,176
     300,000         Ford Motor Credit Corp., 6.625%, 6/30/2003..............................              296,278
     825,000         General Motors Acceptance Corp., 9.625%, 12/15/2001.....................              913,693
     300,000         General Motors Acceptance Corp., 8.50%, 1/1/2003........................              322,657
     500,000         Honeywell, Inc., 7.00%, 3/15/2007.......................................              500,378
   1,000,000         Leggett & Platt, Inc., 7.185%, 4/24/2002................................            1,012,770
     300,000         Sears Roebuck Company, 9.46%, 6/20/2000.................................              322,664
     300,000         Southwestern Bell Capital, 7.75%, 10/30/1997............................              302,044
     375,000         Sysco Corp., 6.50%, 6/15/2005...........................................              366,573
     400,000         Unum Corp., 5.88%, 10/15/2003...........................................              377,941
     300,000         Weyerhaeuser Company, 7.25%, 7/1/2013 .................................               299,155
                                                                                                       -----------

                     Total Corporate Bonds (cost $8,413,542).................................            8,296,833
                                                                                                       -----------

                     U.S. GOVERNMENT AND GOVERNMENT AGENCY

                     OBLIGATIONS: 17.2%

------------------------------------------------------------------------------------------------------------------
     300,000         FHLBB, 9.20%, 8/25/1997.................................................              301,538
     875,000         FNMA Medium Term Note, 5.49%, 10/2/2003.................................              857,381
   2,750,000         U.S. Treasury Bond, 7.50%, 11/15/2016...................................            2,939,923

See accompanying Notes to Financial Statements.

                           Boston Managed Growth Fund

SCHEDULE OF INVESTMENTS at June 30, 1997, Continued
------------------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND GOVERNMENT AGENCY
Principal Amount    OBLIGATIONS, continued                                                            Market Value
------------------------------------------------------------------------------------------------------------------
  $2,950,000         U.S. Treasury Note, 9.125%, 5/15/1999...................................          $ 3,107,642
   3,000,000         U.S. Treasury Note, 8.75%, 8/15/2000....................................            3,209,064
   3,500,000         U.S. Treasury Note, 8.00%, 5/15/2001....................................            3,699,066
                                                                                                       -----------

                     Total U.S. Government and Government Agency Obligations
                     (cost $14,313,778)......................................................           14,114,614
                                                                                                       -----------

                     SHORT-TERM INVESTMENT: 2.3%
------------------------------------------------------------------------------------------------------------------
   1,887,440         SEI Daily Income Government Fund II (cost $1,887,440)...................            1,887,440
                                                                                                       -----------

                     Total Investment in Securities (cost $65,413,291+): 98.7%...............           80,976,331
                     Other Assets less Liabilities: 1.3%.....................................            1,057,142
                                                                                                       -----------
                     Total Net Assets: 100.0% ...............................................          $82,033,473
                                                                                                       ===========

+ At June 30, 1997, the cost of securities for Federal tax purposes was the same as the basis for financial reporting.
Unrealized  appreciation and depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................          $15,946,773
                     Gross unrealized depreciation...........................................             (383,733)
                                                                                                       -----------
                              Net unrealized appreciation....................................          $15,563,040
                                                                                                       ===========

*Non-income producing security.

See accompanying Notes to Financial Statements.
8

                           Boston Managed Growth Fund

STATEMENT OF ASSETS AND LIABILITIES at June 30, 1997
------------------------------------------------------------------------------------------------------------------
ASSETS
      Investments in securities, at value (cost $65,413,291) ................................          $80,976,331
      Cash...................................................................................                6,600
      Receivables:
            Dividends and interest...........................................................              465,960
            Investment securities sold.......................................................              640,086
      Prepaid expenses.......................................................................                8,875
                                                                                                       -----------
                  Total assets ..............................................................           82,097,852
                                                                                                       -----------

LIABILITIES
      Payables:
            Advisory fee.....................................................................               39,961
            Administration fee...............................................................                5,582
      Accrued expenses ......................................................................               18,836
                                                                                                       -----------
                  Total liabilities..........................................................               64,379
                                                                                                       -----------


NET ASSETS  .................................................................................          $82,033,473
                                                                                                       ===========

Net asset value, offering and redemption price per share
      ($82,033,473/865,240 shares outstanding; unlimited number of shares
      authorized without par value) .........................................................               $94.81
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $64,751,949
      Undistributed net investment income....................................................              850,696
      Undistributed net realized gain on investments.........................................              867,788
      Net unrealized appreciation on investments.............................................           15,563,040
                                                                                                       -----------
            Net assets ......................................................................          $82,033,473
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                           Boston Managed Growth Fund

STATEMENT OF OPERATIONS - For the Year Ended June 30, 1997
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Interest ........................................................................          $ 1,368,630
            Dividends........................................................................              883,190
                                                                                                       -----------
                  Total income ..............................................................            2,251,820
                                                                                                       -----------
      Expenses
            Advisory fees ...................................................................              517,083
            Administration fee...............................................................               68,944
            Custodian and accounting fees....................................................               50,876
            Registration fees................................................................               17,948
            Audit fees.......................................................................               16,467
            Trustees' fees...................................................................               12,164
            Legal fees.......................................................................                8,007
            Transfer agent fees..............................................................                4,780
            Insurance fees...................................................................                4,435
            Miscellaneous fees...............................................................                4,127
            Reports to shareholders..........................................................                2,030
                                                                                                       -----------
                  Total expenses.............................................................              706,861
                  Less: expenses reimbursed..................................................              (11,285)
                                                                                                       -----------
                  Net expenses...............................................................              695,576
                                                                                                       -----------
                  Net investment income   ...................................................            1,556,244
                                                                                                       -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gain from security transactions ..........................................            1,222,746
      Net change in unrealized appreciation on investments ..................................           13,242,577
                                                                                                       -----------
            Net realized and unrealized gain on investments .................................           14,465,323
                                                                                                       -----------
                  Net Increase in Net Assets Resulting from Operations ......................          $16,021,567
                                                                                                       ===========

See accompanying Notes to Financial Statements.
10

                           Boston Managed Growth Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                                                   Year          December 1, 1995*
                                                                                   Ended              through
                                                                               June 30, 1997       June 30, 1996
------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income..................................................         $ 1,556,244           $ 786,736
Net realized gain (loss) from security transactions ...................           1,222,746            (354,958)
Net change in unrealized appreciation on investments...................          13,242,577           2,320,463
                                                                                -----------         -----------
      Net increase in net assets resulting from operations ............          16,021,567           2,752,241
                                                                                -----------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income..................................................          (1,387,106)           (105,178)
                                                                                -----------         -----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
   in outstanding shares (a)...........................................           5,628,009          59,123,940
                                                                                -----------         -----------
      Total increase in net assets ....................................          20,262,470          61,771,003

NET ASSETS
Beginning of period ...................................................          61,771,003                 -0-
                                                                                -----------         -----------
End of period (including undistributed net investment
    income of $850,696 and $681,558)..................................          $82,033,473         $61,771,003
                                                                                ===========         ===========

(a) A summary of capital shares transactions is as follows:

                                                                  Year Ended              December 1, 1995*
                                                                 June 30, 1997           through June 30, 1996
                                                             ---------------------     ------------------------
                                                             Shares       Value        Shares          Value
                                                             -------   -----------     -------      -----------
Shares sold .........................................        161,142   $13,762,145     827,127      $61,190,223
Shares issued in reinvestment of distribution........         17,057     1,387,106       1,414          105,178
Shares redeemed......................................       (112,571)   (9,521,242)    (28,929)      (2,171,461)
                                                             -------   -----------     -------      -----------
Net increase ........................................         65,628   $ 5,628,009     799,612      $59,123,940
                                                             =======   ===========     =======      ===========

*Commencement of operations.

See accompanying Notes to Financial Statements.

                           Boston Managed Growth Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
-------------------------------------------------------------------------------------------------------------------
                                                                                Year              December 1, 1995*
                                                                                Ended                   through
                                                                            June 30, 1997           June 30, 1996
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................................         $77.25                  $73.62
                                                                               ------                  ------
Income from investment operations:
      Net investment income ..........................................           1.90                    1.00
      Net realized and unrealized gain on investments ................          17.43                    2.78
                                                                               ------                  ------
Total from investment operations......................................          19.33                    3.78
                                                                               ------                  ------
Less distributions:
      From net investment income......................................          (1.77)                   (.15)
                                                                               ------                  ------
Net asset value, end of period .......................................         $94.81                  $77.25
                                                                               ======                  ======
Total return .........................................................          25.40%                   5.14%++
Ratios/supplemental data:
Net assets, end of period (millions)..................................         $82.0                   $61.8
Ratio of expenses to average net assets:
      Before expense reimbursement....................................           1.02%                   1.00%+
      After expense reimbursement.....................................           1.00%                   1.00%+
Ratio of net investment income to average net assets:
      Before expense reimbursement....................................           2.24%                   2.43%+
      After expense reimbursement.....................................           2.25%                   2.43%+

Portfolio turnover rate ..............................................          30.78%                  17.69%
Average commission rate paid per share................................         $.0575                  $.0500

*Commencement of operations.

+Annualized.

++Not Annualized.

See accompanying Notes to Financial Statements.
12

                           Boston Managed Growth Fund


NOTES TO FINANCIAL STATEMENTS at June 30, 1997
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Boston Managed Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on December 1, 1995. The investment objective of the Fund is to seek income and long-term capital growth through an actively managed portfolio of stocks, bonds, and money market instruments.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended June 30, 1997, United States Trust Company of Boston (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all

                           Boston Managed Growth Fund

--------------------------------------------------------------------------------

investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended June 30, 1997, the Fund incurred $517,083 in Advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of average net assets. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation are subject to reimbursement by the Fund provided the Fund is able to effect such reimbursement and remain in compliance with any applicable law. For the year ended June 30, 1997, the Advisor reimbursed the Fund in the amount of $11,285, and the cumulative un-recouped amount paid by the Advisor from the Fund's inception through June 30, 1997 totalled $11,285.

      Effective April 1, 1997, the Advisor, which is a Massachusetts-chartered banking and trust company, became the Fund's Custodian and Transfer Agent under the Custody and Transfer Agency Agreements with the Fund. For the period ended June 30, 1997, the Advisor was entitled to receive $4,602 and $2,903 for custodial and transfer agency services, respectively. These balances remained unpaid at June 30, 1997.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to the greater of 0.10% of average net assets or $30,000.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding U.S. Government obligations and short-term investments, for the year ended June 30, 1997, were $17,238,938 and $12,673,100, respectively.
14

                           Boston Managed Growth Fund

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
      Boston Managed Growth Fund and
the Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities of Boston Managed Growth Fund (the "Fund"), a series of Professionally Managed Portfolios, including the schedule of investments, as of June 30, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 1, 1995 (commencement of operations) through June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boston Managed Growth Fund as of June 30, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from December 1, 1995 (commencement of operations) through June 30, 1996, in conformity with generally accepted accounting principles.


                                             ERNST & YOUNG LLP

Los Angeles, California
July 30, 1997

                      Advisor and Shareholder Service Agent

                      United States Trust Company of Boston
                                 40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                        o

                                   Distributor

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                        o

                          Custodian and Transfer Agent

                      United States Trust Company of Boston
                                 40 Court Street
                                Boston, MA 02108
                                 (617) 726-7250

                                        o

                                    Auditors

                                Ernst & Young LLP
                             515 South Flower Street
                              Los Angeles, CA 90071

                                        o

                                  Legal Counsel

                        Paul, Hastings, Janofsky & Walker
                        345 California Street, 29th Floor
                             San Francisco, CA 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.



                           UNITED STATES TRUST COMPANY
                          BOSTON Investment Management





                                 BOSTON MANAGED
                                   GROWTH FUND






                                  Annual Report

                                  June 30, 1997